
                                     Office of the United States Trustee
-----------------------------------------------------    -------------------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
                                                         --------------------------------------
3 Morgan
Irvine, CA  92618                                        Statement Number:      8
                                                                           ----------
                                         Debtor.
                                                         For the period     FROM:            10/1/00
----------------------------------------------                                        --------------
Chapter 11 Case No.:    SA00-12645RA                                        TO:              10/31/00
                     -------------------------                                        ---------------
-----------------------------------------------------    -------------------------------------------------------------------------

                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                         Money Plus         General          Payroll            Tax
                                                                  Account           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
A.       Total Receipts per all Prior Interim Statements                -0-       $3,825,696.62   $342,327.00            $200.00
                                                              ----------------- ---------------- ---------------- ----------------
B.       Less:  Total Disbursements per all Prior Statements            -0-        1,543,319.51    327,695.75              -0-
                                                              ----------------- ---------------- ---------------- ----------------
C.       Beginning Balance (A less B)                                   -0-        2,282,377.11     14,631.25             200.00
                                                              ----------------- ---------------- ---------------- ----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                             2,500,719.18        872,239.12     39,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
E.       Balance Available (C plus D)                            2,500,719.18      3,154,616.23     53,631.25             200.00
                                                              ----------------- ---------------- ---------------- ----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date         Check No.         Payee/Purpose
         ----         ---------         -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                               -0-        2,836,324.21     38,491.60              -0-
                                                              ----------------- ---------------- ---------------- ----------------
G.       Ending Balance (E less F)                              $2,500,719.18       $318,292.02    $15,139.65            $200.00
                                                              ----------------- ---------------- ---------------- ----------------

H.  (1)  General Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 ---------------------------------------------------------------------
         (b)      Account Number:   3700011381
                                   ---------------------------------------------
    (2)  Payroll Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011111
                                   ---------------------------------------------
    (3)  Tax Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011031
                                 -----------------------------------------------
    (4)  Money Plus Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)  Account Number:       3700021509
                               -------------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                   Petty Cash $1500
         ----------------------------------------------------------------------------------------------


     I, (Name/Title: Judy McCall/Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:     11-21-00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession or Trustee


                                     Office of the United States Trustee
-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Report No. :               8                Page 1 of 3
                                                                           ------------------
                                         Debtor.
                                                         For the period FROM:                10-1-00
----------------------------------------------                                        --------------
Chapter 11 Case No.:        SA00-12645RA                                       TO:           10-31-00
                      ------------------------                                        ---------------
-----------------------------------------------------    ------------------------------------------------------------


1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


                                DEBTOR IN POSSESSION OPERATING REPORT NO.:   7   PAGE 3 OF 3
                                                                           -----

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable): (SEE ATTACHMENT #3, #4)

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days                    $129,094.37                    $18,779
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                         97,585.25                        100
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                        118,815.16                          0
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                        81,500                             0
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                     391,679.34                  5,311,327
                                                            ---------------------------- ----------------------------
                    TOTAL                                               $818,674.12                 $5,330,206
                                                            ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due             Number            Amount
---------------------------------- ------------------- --------------- --------------- --------------- ---------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             --------------------------------------------------------------------------------------


4.       Tax Liability:
                  Gross Payroll Expense for Period:                    $        33,993.89
                                                                        -------------------------
                  Gross Sales for Period Subject to Sales Tax          $        12,784.46
                                                                        -------------------------

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        10-19-00, 11-06-00                  $4,647.04                 $4,584.42
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          10-19-00, 11-06-00                     921.65                    906.97
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid                                -0-
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                                (SEE ATTACHMENT #6)

5.   Insurance Coverage:  (SEE ATTACHMENT #7)

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Glen Carlson       $1M, $1M, $1M              11/1/00            11/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co.          $4 M ea., $4M agg.         11/1/00            11/1/00
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
Property & General Liability        Fed. Ins. Co.                                     11/1/00            11/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Theft                               Fed. Ins. Co.          $75K & $75K                11/1/00            11/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Life (Beneficiary:  Employees)      UNUM                   1 x annual pay             12/1/00            8/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Vehicle  (Hired)                    Fed. Ins. Co.          $1M                        11/1/00            11/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial             $500K & $500K              11/1/00        Until Cancelled
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l. Specialty    $2M ea., $2M agg          11/18/00           11/18/00
                                    ---------------------- --------------------- ------------------ ------------------
  D&O Rock River & Lloyd's          London                 $10,000,000                1/10/01            1/10/01
                                    ---------------------- --------------------- ------------------ ------------------

            DEBTOR IN POSSESSION OPERATING REPORT NO.: 7 PAGE 3 OF 3
                                                     -----

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

     B. Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                               $87,568.34
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                               555,611.00
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                               109,000.00
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

    ----------------------------------------------------------------------------
    None
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
                           Total
      Quarterly       Disbursements                        Date           Amount                      Quarterly Fee
     Period Ending     for Quarter     Quarterly Fee       Paid            Paid         Check No.      Still Owing
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00               69,828.68            500.00           4/27         500.00    10035, 10038        0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81          3,750.00           7/19       3,750.00    10352               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    9/30/00              683,186.02          3,750.00          10-16       3,750.00    10567               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (Name/Title: Judy McCall/Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   11-21-00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #2

1. Profit and Loss Statement (Accrual Basis Only)

A. Related to Business Operations
         Gross Sales                                                  28,043.78
         Less: Sales Returns and Discounts                                 -
                                                                  --------------
         Net Sales                                                    28,043.78
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
         Add: Purchases
         Less:  Ending Inventory at Cost
         Cost of Goods Sold                                           49,101.31
                                                                  --------------
         Gross Profit                                                (21,057.53)
         Other Operating Revenues                                          -
         Less: Operating Expenses:
         Officer Compensation                                         19,792.00
         Salaries and Wages-Other Employees                            8,777.74
                                                                  --------------
         Total Salaries and Wages                                     28,569.74
         Outside Services                                            225,146.86
         Board of Directors Fees                                       2,000.00
         Employee Benefits and Pensions
         Payroll Taxes                                                 1,463.25
         Real Estate Taxes
         Federal and State IncomeTaxes
                                                                  --------------
         Total Taxes                                                   1,463.25
         Rent and Lease Expense                                       22,179.78
         Interest Expense
         Insurance                                                     2,372.36
         Automobile Expense
         Utilities
         Depreciation                                                130,143.51
         Repairs and Maintenance
         Hiring expense
         Vacation expense
         Advertising                                                   1,864.80
         Supplies, Office Expense, Photocopies, etc                      697.97
         Bad Debts
         Miscellaneous Operating Expenses:
         Legal                                                        23,389.22
         Travel                                                           75.09
         Entertainment                                                   294.88
         Securities expense
         ADP fees
         Other                                                         4,112.58
                                                                  --------------
         Total Miscellaneous Operating Expenses                       27,871.77
                                                                  --------------
         Total Operating Expenses                                    442,310.04
                                                                  --------------
         Net Gain/Loss from Business Operations                     (463,367.57)
                                                                  ==============

B. Not Related to Business Operations
         Income:
         Interest Income
         Other Non-Operating Revenues
         Gross Proceeds on Sale of Assets
         Less: Original Cost of Assets plus Expense of Sale
                                                                  --------------
         Net Gain/Loss on Sale of Assets                                   -
                                                                  --------------
         Total Non-Operating Income                                        -
                                                                  --------------
         Expenses Not Related to Business Operations:
         Legal and Professional Fees                                  91,000.00
         Other Non-Operating Expenses
                                                                  --------------
         Total Non-Operating Expenses                                 91,000.00
                                                                  --------------
         NET INCOME/LOSS FOR PERIOD                                 (554,367.57)
                                                                  ==============

    Note:Included in October cash receipts of $850,000, $450,000 was for Coherent Settlement and $400,000 for Surgilight, these amounts were not recognized. The accounting of these amounts will be done after further consultation with professional accountants but no later than 45 days from 11/15/00.

                                    ATTACHMENT #3


Vendors                                                         Amount
--------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                        87,568.34
O'Melveny & Myers                                                555,611.00
Winthrop  & Couchot                                              109,000.00
Inter Trade Service                                                1,543.83
The Magnum Group                                                  15,000.00
Chung Hwan Hahm                                                      120.00
Donna Chandler                                                  $  5,475.00
John Kling                                                      $  7,448.83
Colette Cozean                                                  $  7,670.00
PR Newswire                                                     $    578.00
FJF Assoc                                                       $    201.23
American Stock Transfer                                         $  1,250.00
Efrain Gonzalez                                                 $    420.00
Intercall                                                       $    561.78
Deweys Pest Control                                             $     88.00
Southern Cal Edison                                             $  5,704.37
Calco  Workers Comp                                             $  1,171.00
Irvine Ranch Water                                              $     47.48
Pacific Bell                                                    $  1,349.70
John Hunkeler                                                   $    500.00
Lewis Stanton                                                   $    500.00
Fredric Feldman                                                 $    500.00
UPS                                                             $    109.09
Jill Nester                                                     $    490.25
Patents- various                                                $  6,979.00
Tax Agencies                                                       8,787.22
--------------------------------------------------------------------------------
Total                                                            818,674.12

(1) Various Sales Tax Agencies

                                       ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------
                                          Frequency
                                          of Payments      Amount      Next             Post Petition
    Creditor/                             per Contract/    of Each     Payment        Payments Not Made
                                                                                  --------------------------
    Lessor                                Lease            Payment     Due        Number      Amount (1)
------------------------------------------------------------------------------------------------------------
   1 The Irvine Company                    Monthly         38,241.00    01-Nov
   2 Konica                                Monthly            217.58    11-Nov
   3 Konica                                Monthly            328.31    11-Nov
   4 Konica                                Monthly            388.42    27-Nov
   5 Pitney Bowes Credit Corporation       Quarterly        1,395.00                8              3,255.00
   6 Steelcase Financial Services          Monthly            381.94    15-Nov
   7 Dell                                  Monthly            965.83                8              6,449.25
   8 Green Tree                            Monthly            778.23                8              5,196.57
   9 IC Capital                            Monthly            483.78                8              3,230.40
  10 Intelenet                             Monthly            474.00    15-Nov
------------------------------------------------------------------------------------------------------------

* Explanation for Non-Payment:            Premier Laser Systems negotiating with vendor
                                          ------------------------------------------------------------------